Exhibit 4.1
GLACIER WATER
SPECIMEN COMMON STOCK CERTIFICATE

Number GC-6326
COMMON STOCK COMMON STOCK
GLACIER WATER SERVICES, INC.
THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF LOS ANGELES OR NEW YORK
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CUSIP 376395 109
THIS CERTIFIES THAT
SPECIMEN
IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $.01 PER SHARE, OF THE COMMON STOCK OF
GLACIER WATER SERVICES, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by a Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.
Dated:
Countersigned and Registered: SECURITY PACIFIC NATIONAL BANK
(Los Angeles) Transfer Agent and Register
By
AUTHORIZED SIGNATURE SECRETARY CHAIRMAN OF THE BOARD

GLACIER WATER SERVICES INC.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —	Custodian ______________
				(Cust)	(Minor).
TEN ENT	—	as tenants by the entireties		under Uniform Gifts to Minors

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		Act _____________________
(State)
Additional abbreviations may also be used though not in the above list.
     The Corporation will furnish without charge to each stockholder who so requests & statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
For Value Received, ______ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_____________________________________________ Shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_____________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated __________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.